SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

  For Registration Of Certain Classes Of Securities Pursuant To Section 12(b) Or
                   (b) Of The Securities Exchange Act Of 1934


                             Dynamic Ventures Inc.               .
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Washington                                  91-2023525
      (State or other jurisdiction                      (I.R.S. Employer
    of incorporation or organization)                 Identification Number)

                   1820 Fulton Avenue
     West Vancouver, British Columbia, Canada                    V7V 1S9
                   (360) 392-3950                               (Zip Code)
(Address and telephone number of principal executive offices)

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities  Act  registration  statement file number to which this form relates:
333-40528

Securities  to  be  registered  pursuant  to  Section  12(b)  of  the  Act:

NONE

Securities  to  be  registered  pursuant  to  Section  12(g)  of  the  Act:

Common  Stock,  $0.0001  Par  Value  Per  Share

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ITEM  1.     DESCRIPTION  OF  REGISTRANT'S  SECURITIES  TO  BE  REGISTERED.

The description of the common stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form SB-2 (File No. 333-40528) as originally filed with the Securities and Exchange Commission on June 30, 2000 or as subsequently amended (the "Registration Statement"), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM  2     EXHIBITS.

The following exhibits are filed herewith or incorporated herein by reference to the corresponding exhibit number in the Registrant's Registration Statement on Form SB-2 (File No. 333-40528) as originally filed with the Securities and Exchange Commission on June 30, 2000 or as subsequently amended:


 EXHIBIT
 NUMBER     DESCRIPTION
-------     -----------
  3.1       Articles of Incorporation
  3.2       Bylaws
  4.1       Specimen Stock Certificate
  4.2       Stock Subscription Agreement


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                                    Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  DYNAMIC  VENTURES  INC.


                                                  By:  /s/  Eric Boehnke
                                                     ---------------------------
                                                            ERIC BOEHNKE
                                                             PRESIDENT
                                                  Date     January 5, 2001
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